Table of Contents

      USAA Family of Funds                                              1
      Message from the President                                        2
      Investment Review                                                 4
      Message from the Manager                                          5
      Financial Information:
         Distributions to Shareholders                                  8
         Independent Auditors' Report                                   9
         Portfolio of Investments                                      10
         Notes to Portfolio of Investments                             16
         Statement of Assets and Liabilities                           17
         Statement of Operations                                       18
         Statements of Changes in Net Assets                           19
         Notes to Financial Statements                                 20



Important Information

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are "streamlined." One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

     USAA Investment Management Company
     Attn: Report Mail
     9800 Fredericksburg Road
     San Antonio, TX 78284-8916

or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA Emerging Markets Fund, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the Fund.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (Copyright)1999, USAA. All rights reserved.







                      USAA Family of Funds Summary

         Fund                                                      Minimum
       Type/Name                   Volatility                     Investment
--------------------------------------------------------------------------------
CAPITAL APPRECIATION
--------------------------------------------------------------------------------
 Aggressive Growth                Very high                           $3,000
 Emerging Markets                 Very high                           $3,000
 First Start Growth               Moderate to high                    $3,000
 Gold                             Very high                           $3,000
 Growth                           Moderate to high                    $3,000
 Growth & Income                  Moderate                            $3,000
 International                    Moderate to high                    $3,000
 S&P 500(Registered
    Trademark) Index              Moderate                            $3,000
 Science & Technology             Very high                           $3,000
 World Growth                     Moderate to high                    $3,000
--------------------------------------------------------------------------------
ASSET ALLOCATION
--------------------------------------------------------------------------------
 Balanced Strategy                Moderate                            $3,000
 Cornerstone Strategy             Moderate                            $3,000
 Growth and Tax Strategy          Moderate                            $3,000
 Growth Strategy                  Moderate to high                    $3,000
 Income Strategy                  Low to moderate                     $3,000
--------------------------------------------------------------------------------
INCOME - TAXABLE
--------------------------------------------------------------------------------
 GNMA                             Low to moderate                     $3,000
 Income                           Moderate                            $3,000
 Income Stock                     Moderate                            $3,000
 Short-Term Bond                  Low                                 $3,000
--------------------------------------------------------------------------------
INCOME - TAX EXEMPT
--------------------------------------------------------------------------------
 Long-Term                        Moderate                            $3,000
 Intermediate-Term                Low to moderate                     $3,000
 Short-Term                       Low                                 $3,000
 State Bond Income                Moderate                            $3,000
--------------------------------------------------------------------------------
MONEY MARKET
--------------------------------------------------------------------------------
 Money Market                     Very low                            $3,000
 Tax Exempt Money Market          Very low                            $3,000
 Treasury Money Market Trust      Very low                            $3,000
 State Money Market               Very low                            $3,000
--------------------------------------------------------------------------------

Foreign investing is subject to additional risks, such as currency fluctuations, market illiquidity, and political instability.

S&P 500(Registered Trademark) is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use. The Product is not sponsored, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Product.

Some income may be subject to state or local taxes or the federal alternative minimum tax.

An investment in a money market fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

The Science & Technology Fund may be more volatile than a fund that diversifies across many industries.

The InveStart(Registered Trademark) program is available for investors without the $3,000 initial investment required to open an IMCO mutual fund account. A mutual fund account can be opened with no initial investment if you elect to have monthly automatic investments of at least $50 from a bank account. InveStart is not available on tax-exempt funds or the S&P 500 Index Fund. The minimum initial investment for IRAs is $250, except for the $2,000 minimum required for the S&P 500 Index Fund. IRAs are not available for tax-exempt funds. The Growth and Tax Strategy Fund is not available as an investment for your IRA because the majority of its income is tax exempt.

California, Florida, New York, Texas, and Virginia funds available to residents only.

Non-deposit investment products are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, USAA Federal Savings Bank, are subject to investment risks, and may lose value.

For more complete information about the mutual funds managed and distributed by USAA Investment Management Company, including charges and operating expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.









Message from the President

[PHOTOGRAPH OF THE PRESIDENT AND VICE CHAIRMAN OF THE BOARD, MICHAEL J. C. ROTH, CFA, APPEARS HERE.]

When I was a second lieutenant in pilot training at Williams AFB, I read the book THIS KIND OF WAR by T. R. Fehrenbach. More than 30 years later I met Ted Fehrenbach here in San Antonio where he resides and had a chance to tell him that I think he is a brilliant man. I recall reading that LBJ declared THIS KIND OF WAR required reading for people in his administration. Ted writes a regular Sunday column for the San Antonio Express News, and he continues to delight me. Last year he wrote a piece around Columbus Day, which included this observation:

    "Spain was clearly disappointed with her admiral. While he had spent much money charting islands with mosquitoes and a miserable climate (from the Euro standpoint)...the Portuguese had reached the real India and returned with fabulous profits. Of course, Columbus had opened up to Spain a vast empire, filled with treasures of every kind, but then few investors take the long view."

As I read this passage, I thought that Ted's understanding of markets is as sharp as his grasp of history. At the beginning of 1999, there indeed seemed to be few investors with the long view. There were many people declaring the absolute superiority of the S&P 500 and growth stocks, especially tech stocks, while proclaiming that strategies such as value investing and asset allocation were no longer relevant.

The S&P 500 and its index funds have had a wondrous four years, but here we are five-and-a-half months into 1999, and what a difference we're seeing: The Dow Jones Industrial Average is up more than twice as much as the S&P 500 so far this year.

The S&P 500 Index is heavily influenced by companies like America Online, Cisco Systems, Intel, IBM, Lucent, MCI, and Microsoft. The Dow also includes IBM, but its impetus is coming from companies such as J.P. Morgan, Alcoa, Caterpillar, Disney, General Motors, and Union Carbide. The upshot of this is that you can afford to take the long view. Value investing or asset allocation are just different from a growth philosophy. My view, throughout the last 27 years, is that these methods go through cycles of in-favor and out-of-favor. But they do cycle. And just about the time you begin to read that one of them is no longer viable, you can bet the market will change. A good discipline practiced well will give you a very good chance of prospering in the long run.

Sincerely,

Michael J.C. Roth, CFA
President and
Vice Chairman of the Board


The S&P 500 Index is an unmanaged index representing the weighted average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest in the S&P 500 Index.

The Dow Jones Industrial Average (DJIA) is a price-weighted average of 30 actively traded blue chip stocks.

Past performance is no guarantee of future results.





Investment Review

USAA EMERGING MARKETS FUND

OBJECTIVE: Capital appreciation.

TYPES OF INVESTMENTS: Invests primarily in equity securities of emerging market companies.

--------------------------------------------------------------------------------
                                            5/31/99              5/31/98
--------------------------------------------------------------------------------
  Net Assets                            $276.3 Million       $294.9 Million
  Net Asset Value Per Share                  $8.49                $8.98
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/99
--------------------------------------------------------------------------------
            1 Year                        Since Inception on 11/7/94
            -4.63%                                   -1.43%
--------------------------------------------------------------------------------

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested income dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.






                     CUMULATIVE PERFORMANCE COMPARISON
                     ---------------------------------

A chart in the form of a line graph appears here, illustrating the comparison of a $10,000 hypothetical investment in the USAA Emerging Markets Fund, the International Financial Corporation (IFC) Global Composite Index, and the Lipper Emerging Markets Fund Average for the period of 11/07/94 through 5/31/99. The data points from the graph are as follows:

              USAA Emerging           IFC             Lipper
              Markets Fund           Index            Average
              -------------         -------          ---------

11/07/94       $10,000              $10,000          $10,000
11/30/94         9,550                9,327            9,655
05/31/95         9,770                8,097            8,731
11/30/95         9,286                7,508            8,334
05/31/96        11,424                8,641            9,795
11/30/96        10,921                8,409            9,560
05/31/97        12,418                9,285           11,188
11/30/97        10,393                7,097            9,413
05/31/98         9,814                6,683            8,858
11/30/98         7,893                5,718            7,065
05/31/99         9,360                6,903            8,427

Data since inception on 11/07/94 through 05/31/99


The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Emerging Markets Fund to the International Financial Corporation (IFC) Global Composite Index, an unmanaged broad-based index of emerging markets per the World Bank GNP per capita definition, and the Lipper Emerging Markets Funds Average, an unmanaged average of emerging markets funds.





Message from the Manager

[PHOTOGRAPH OF THE PORTFOLIO MANAGER, W. TRAVIS SELMIER, II, CFA, APPEARS HERE.]

FUND OVERVIEW

Over the past year, emerging markets experienced the worst and best of times--in that order. Set off by crises in Asia and Russia, concerns for the Brazilian economy, and the collapse of Long Term Capital Management (a U.S. hedge fund), the summer was a rough time. Your Fund dropped some 35% from the end of May until mid-September. Led by strong Asian and EMEA (emerging Europe, Middle East, and Africa) markets, in combination with a mixed performance in Latin markets, your Fund has rallied to recoup much of this decline.

Your Fund continues to outperform the average of other emerging markets funds as the graph on the previous page shows. During the last year, Asia's economies continued to recover because of stronger exports and evidence of increasing domestic demand. As the effects of Russia's problems recede, there are signs of bottoming in EMEA economies as well as firming commodity prices which have propelled the Fund's price upward.

ASIAN MARKETS

Asian equities' strong recovery since September has been driven by good export growth, signs of reflation in many economies, and a return of capital flows into the stock market and into acquisitions of Asian companies. We've maintained our positive stance on the region and have added to positions in Korea, India, and Malaysia throughout the last six months.

CENTRAL AND EASTERN EUROPEAN MARKETS

Russia's economic and political problems notwithstanding, its equity market has doubled since last October as oil and commodity prices have recovered. The theme of convergence with Europe has pushed Greece above all other markets in this region in anticipation of its entry into the European Monetary Union, which is expected in early 2001. Turkey has also been quite strong since the end of 1998 because of a better economic and political outlook. Meanwhile, concerns about Hungary's currency, the Florint, have caused that market to lag its peers. Although the Russian situation and the conflict in Kosovo will influence these markets, Central European and many Mediterranean markets will look more to the European Community for their political and economic cues.

We view Israel's economic recovery, export strength, and recent election as positives, validating our overweight position in that market. For these same reasons, we believe South Africa also looks attractive.

LATIN AMERICAN MARKETS

Our lower weighting in Latin markets throughout the last six months was validated by Brazil's forced devaluation of its currency, the Real, in January. Although Latin America has been the poorest performer of the three regions (Asia, EMEA, and Latin America), Mexico has been quite strong due to a good economic picture, excellent exports to the United States, and a start on a more open presidential election campaign in 2000. While we expect generally flat economic growth for the region in the first half 1999, the second half of the year should see some recovery.

OUTLOOK

Looking forward we expect Asian economies to continue their broad-based recovery as greater domestic demand adds fuel to a fire already stoked by restructuring efforts and increased investment flows. Latin markets will see slower economic growth and some political pressures as 1999 progresses. As we've suggested in previous reports, European convergence should offset foreseeable problems for many Central European and Mediterranean economies during 1999. The combination of a strong U.S. economy coupled with resurgence in Japanese and European countries' economies should provide an underpinning for emerging markets throughout the rest of 1999.


Past performance is no guarantee of future results and the value of your investment may vary according to the Fund's performance.

Foreign investing is subject to additional risks, which are discussed in the Fund's prospectus. Since return on any investment is generally commensurate with risk, investors should be aware of the potential volatility associated with foreign markets.



                            ASSET ALLOCATION
                            ----------------

A pie chart is shown here depicting the Asset Allocation as of May 31, 1999 of the USAA Emerging Markets Fund to be:

Other - 23.3%*; Brazil - 9.8%*; South Africa - 9.4%*; Korea - 8.4%*; Mexico - 7.7%*; China - 6.4%*; Greece - 6.2%*; Israel - 5.2%*; United States - 5.8%*;
Malaysia - 4.0%*; Turkey - 3.8%*; India - 3.7%*; Singapore - 3.1%*; and Taiwan - 3.0%*.

* Percentages are of the Net Assets in the Portfolio and may or may not equal 100%.




                  ----------------------------------
                          TOP 10 INDUSTRIES
                          (% OF NET ASSETS)
                  ----------------------------------
                  Telephones                    10.7
                  Banks-Money Centered           7.7
                  Banks-Major Regional           6.4
                  Beverages-Alcoholic            5.4
                  Drugs                          5.4
                  Iron & Steel                   4.7
                  Retail-Food                    3.4
                  Home Furnishings & Appliances  2.8
                  Beverages-Non-alcoholic        2.6
                  Oil-International Integrated   2.5
                  ----------------------------------


See page 10 for a complete listing of the Portfolio of Investments.





Distributions to Shareholders

The following per share information describes the federal tax treatment of distributions made during the fiscal year ended May 31, 1999. These figures are provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Distributions for the calendar year will be reported to you on Form 1099-DIV in January 2000.

The Fund has elected under Section 853 of the Internal Revenue Code to pass through the credit for taxes paid in foreign countries. Per share foreign gross income earned and foreign taxes paid during the fiscal year by the Fund are $.15 and $.02, respectively.



                     Ordinary income *              $  .07
                                                    ======

* Includes distribution of short-term capital gains, if any, which are taxable as ordinary income.





Independent Auditors' Report

KPMG

The Shareholders and Board of Trustees

USAA INVESTMENT TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of the USAA Emerging Markets Fund, a series of the USAA Investment Trust, as of May 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights, presented in note 9 to the financial statements, for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Emerging Markets Fund as of May 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with generally accepted accounting principles.

                                                                 KPMG LLP

San Antonio, Texas
July 2, 1999







USAA EMERGING MARKETS FUND
PORTFOLIO OF INVESTMENTS

May 31, 1999


                                                                        Market
   Number                                                               Value
 of Shares                 Security                                     (000)
--------------------------------------------------------------------------------

                                 STOCKS (98.9%)
               Argentina (2.1%)
      80,000   Banco de Galicia y Buenos Aires S.A. de C.V. ADR         $  1,675
      85,410   IRSA Inversiones y Representaciones S.A. GDR                2,466
      40,000   YPF Sociedad Anonima S.A. ADR "D"                           1,685
--------------------------------------------------------------------------------
                                                                           5,826
--------------------------------------------------------------------------------
               Brazil (9.8%)
 497,200,000   Banco Bradesco S.A. (Preferred)                             2,639
 105,000,000   Banco do Estado de Sao Paulo S.A. (Preferred)               4,478
     165,100   Companhia Brasileira de Distribuicao Grupo
                 Pao de Acucar ADR                                         2,992
 175,700,000   Companhia Siderurgica Nacional (CIA)                        3,325
  91,814,062   Empresa Brasileira de Aeronatica S.A. (Preferred)             954
     150,000   Panamerican Beverages, Inc. "A"                             3,478
  11,000,000   Petroleo Brasileiro S.A. (Preferred)                        1,555
      27,000   Telecomunicacoes Brasileiras S.A. ADR (Preferred)           2,255
 125,000,000   Telecomunicacoes do Rio de Janeiro S.A.
                 (Telerj) (Preferred)                                      2,488
  23,043,973   Telesp Telephone Sao Paulo (Preferred)                      2,806
--------------------------------------------------------------------------------
                                                                          26,970
--------------------------------------------------------------------------------
               Chile (1.8%)
      77,000   Compania de Telefonos de Chile ADR                          1,675
       5,013   Sociedad Quimica y Minera de Chile S.A. ADR "A"               175
      86,700   Sociedad Quimica y Minera de Chile S.A. ADR "B"             3,024
--------------------------------------------------------------------------------
                                                                           4,874
--------------------------------------------------------------------------------
               China (6.4%)
  16,472,000   Anhui Conch Cement Co. Ltd. "H"                             1,976
  11,476,000   Cosco Pacific Ltd.                                          6,770
   4,515,000   Guangdong Kelon Electrical Holdings Co. Ltd.                3,464
  13,088,000   Jiangsu Expressway Co. Ltd. "H"                             2,211
   1,984,000   New World Infrastructure Ltd. *                             3,185
--------------------------------------------------------------------------------
                                                                          17,606
--------------------------------------------------------------------------------
               Croatia (0.6%)
     100,000   Pliva d.d. GDR                                              1,625
--------------------------------------------------------------------------------
               Egypt (1.6%)
     120,000   Al-Ahram Beverages Co. S.A.E. GDR *                         3,612
      20,000   MISR International Bank S.A.E. GDR                            214
      49,000   Suez Cement Co. S.A.E. GDR                                    728
--------------------------------------------------------------------------------
                                                                           4,554
--------------------------------------------------------------------------------
               Finland (1.0%)
     200,000   Oy Hartwall AB                                              2,877
--------------------------------------------------------------------------------
               Ghana (0.8%)
     300,000   Ashanti Goldfields Co. Ltd. GDR                             2,250
--------------------------------------------------------------------------------
               Greece (6.2%)
      91,000   Hellenic Bottling Co. S.A.                                  2,656
     180,300   Hellenic Telecommunications Organization S.A. (OTE)         3,904
     108,000   Minoan Lines                                                3,101
     308,620   National Bank of Greece S.A. GDR *                          4,274
     140,000   STET Hellas Telecommunications S.A. ADR *                   3,185
--------------------------------------------------------------------------------
                                                                          17,120
--------------------------------------------------------------------------------
               Hong Kong (2.5%)
      80,000   Asia Satellite Telecommunications Holdings Ltd. ADR         1,650
   3,000,000   Peregrine Investments Holdings Ltd. *, (a), (b)                 0
     850,000   VTech Holdings Ltd.                                         2,477
   1,200,000   Yue Yuen Industrial Holdings Ltd.                           2,693
--------------------------------------------------------------------------------
                                                                           6,820
--------------------------------------------------------------------------------
               Hungary (2.7%)
      49,000   Egis Gyogyszergyar Reszventarsaasag                         1,022
      91,400   Magyar Tavkozlesi RT. (MATAV) ADR                           2,559
      71,800   Mol Magyar Olaj-Es Gazipari GDR                             1,741
      50,000   OTP Bank GDR                                                2,187
--------------------------------------------------------------------------------
                                                                           7,509
--------------------------------------------------------------------------------
               India (3.7%)
     138,800   Hindalco Industries Ltd. GDR                                1,978
      35,000   Infosys Technologies Ltd. ADR                               1,741
     227,900   Morgan Stanley India Investment Fund *                      1,923
     180,000   Ranbaxy Laboratories Ltd. GDR                               2,385
     205,000   Videsh Sanchar Nigam Ltd. GDR                               2,332
--------------------------------------------------------------------------------
                                                                          10,359
--------------------------------------------------------------------------------
               Israel (5.2%)
   2,000,000   Bank Hapoalim Ltd.                                          5,067
     236,507   Blue Square Chain Investments and Properties Ltd. *         3,777
     145,000   Dor Energy (1988) Ltd. GDR                                    518
     100,500   Teva Pharmaceutical Industries Ltd. ADR                     4,937
--------------------------------------------------------------------------------
                                                                          14,299
--------------------------------------------------------------------------------
               Korea (8.4%)
     132,640   Dongwon Securities Co.                                      2,869
     337,108   Hansol Paper Co., Ltd.                                      4,804
     137,040   Korea Telecom Corp. ADR *                                   4,360
      95,000   Korea Zinc                                                  2,884
      22,334   S1 Corp.                                                    4,671
      50,000   Samsung Electronics Co. Ltd.                                3,479
       4,092   Samsung Electronics Co. Ltd. Rights *                          43
--------------------------------------------------------------------------------
                                                                          23,110
--------------------------------------------------------------------------------
               Malaysia (4.0%)
   1,399,900   Genting Bhd (a)                                             3,979
   2,264,000   Malaysia International Shipping Corp. Bhd (a)               3,170
   1,400,000   Telekom Malaysia Bhd (a)                                    3,831
--------------------------------------------------------------------------------
                                                                          10,980
--------------------------------------------------------------------------------
               Mexico (7.7%)
   2,688,000   Controladora Comercial Mexicana, S.A. de C.V.               2,582
     657,000   Corporacion GEO, S.A. de C.V. "B" *                         2,484
     129,139   Desc, Sociedad de Fomento Industrial,  S.A. de C.V. ADR     2,889
      84,000   Fomento Economico Mexicano ADR                              2,804
     498,000   Grupo Mexico S.A. "B"                                       1,685
     785,000   Kimberly-Clark de Mexico, S.A. de C.V. "A"                  2,567
     719,000   Organizacion Soriana S.A. de C.V. "B"                       2,693
     402,000   Tubos de Acero de Mexico,  S.A. ADR                         3,719
--------------------------------------------------------------------------------
                                                                          21,423
--------------------------------------------------------------------------------
               Peru (1.1%)
     207,000   Compania de Minas Buenaventura S.A. ADR                     2,937
--------------------------------------------------------------------------------
               Philippines (1.6%)
     800,000   Manila Electric Co. "B"                                     2,754
   7,525,000   SM Prime Holdings, Inc.                                     1,642
--------------------------------------------------------------------------------
                                                                           4,396
--------------------------------------------------------------------------------
               Poland (2.8%)
     140,000   Agora S.A. GDR *                                            1,519
     205,000   Bank Handlowy W Warszawie S.A.                              2,409
     325,200   Elektrim S.A.                                               3,796
--------------------------------------------------------------------------------
                                                                           7,724
--------------------------------------------------------------------------------
               Russia (2.5%)
      72,000   GAZ Auto Plant *, (a)                                       1,863
     116,000   Kubanelectrosvyas *, (a)                                      986
      54,200   LUKoil ADR                                                  1,978
      60,000   Severstal Cherepovets Metal *, (a)                            267
  17,960,000   Unified Energy Systems *                                    1,051
      42,600   Vimpel-Communications Open Joint Stock, Co. ADR *             900
--------------------------------------------------------------------------------
                                                                           7,045
--------------------------------------------------------------------------------
               Singapore (3.1%)
     300,000   Allgreen Properties Ltd. *                                    286
     500,000   Development Bank of Singapore Ltd.                          5,165
     600,000   Overseas Union Bank Ltd.                                    3,082
--------------------------------------------------------------------------------
                                                                           8,533
--------------------------------------------------------------------------------
               South Africa (9.4%)
      70,000   Anglo American plc                                          3,174
     800,000   Dimension Data Holdings Ltd. *                              3,209
     571,320   Gencor Ltd.                                                 1,458
     112,000   Liberty Life Association of Africa Ltd.                     1,510
   3,404,600   Profurn Ltd.                                                2,103
   2,772,000   Sanlam Ltd. *                                               2,669
     704,954   South African Breweries plc                                 5,664
   1,400,000   Standard Bank Investment Corp. Ltd.                         4,302
     632,000   Theta Group Ltd. *                                          1,927
--------------------------------------------------------------------------------
                                                                          26,016
--------------------------------------------------------------------------------
               Taiwan (3.0%)
   3,192,131   China Steel Corp.                                           2,187
   1,240,350   Compal Electronics, Inc.                                    3,319
     617,000   Compeq Manufacturing Co., Ltd. *                            2,924
--------------------------------------------------------------------------------
                                                                           8,430
--------------------------------------------------------------------------------
               Thailand (2.0%)
   3,400,000   Cogeneration Public Co., Ltd. *                             2,566
     370,000   PTT Exploration and Production Co. Ltd. *                   3,012
--------------------------------------------------------------------------------
                                                                           5,578
--------------------------------------------------------------------------------
               Turkey (3.8%)
  75,428,572   Akbank Non Tradeable Receipts *                             1,241
  75,428,572   Akbank T.A.S. (a)                                           1,241
  91,500,000   Efes Sinai Yatirim A.S. "B" *                               1,168
 184,100,000   Eregli Demir Ve Celik Fabrikalari T.A.S. *                  3,525
  19,732,170   Vestel Electronic A.S.                                      2,253
  35,327,572   Yapi Ve Kredi Bankasi A.S.                                    451
  51,382,057   Yapi Ve Kredi Bankasi A.S. Receipts *, (a)                    656
--------------------------------------------------------------------------------
                                                                          10,535
--------------------------------------------------------------------------------
               United Kingdom (0.2%)
     140,900   Billiton plc                                                  440
--------------------------------------------------------------------------------
               United States (4.9%)
     111,600   Global TeleSystems Group, Inc. *                            8,482
     150,000   ICN Pharmaceuticals, Inc.                                   4,931
--------------------------------------------------------------------------------
                                                                          13,413
--------------------------------------------------------------------------------
               Total stocks (cost: $280,516)                             273,249
--------------------------------------------------------------------------------


   Principal
    Amount
    (000)
-------------

                      U.S. GOVERNMENT & AGENCY ISSUE (0.9%)
               Discount Note
$      2,423   Federal Home Loan Mortgage Corp., 4.72%,
                 6/01/99 (cost: $2,422)                                    2,422
--------------------------------------------------------------------------------
               Total investments (cost: $282,938)                       $275,671
================================================================================







                          PORTFOLIO SUMMARY BY INDUSTRY
                          -----------------------------
            Telephones                                          10.7%
            Banks - Money Center                                 7.7
            Banks - Major Regional                               6.4
            Beverages - Alcoholic                                5.4
            Drugs                                                5.4
            Iron & Steel                                         4.7
            Retail - Food                                        3.4
            Home Furnishings & Appliances                        2.8
            Beverages - Non-alcoholic                            2.6
            Oil - International Integrated                       2.5
            Truckers                                             2.5
            Foreign Conglomerate                                 2.4
            Gold                                                 2.4
            Metals/Mining                                        2.4
            Electronics - Semiconductors                         2.3
            Electric Utilities                                   2.3
            Railroads/Shipping                                   2.3
            Telecommunications - Long Distance                   2.3
            Telecommunications - Cellular/Wireless               2.1
            Engineering & Construction                           2.0
            Precious Metals & Mining                             1.8
            Paper & Forest Products                              1.7
            Services - Commercial & Consumer                     1.7
            Real Estate Investment Trusts                        1.5
            Gaming Companies                                     1.4
            Computer - Hardware                                  1.2
            Computer - Networking                                1.2
            Oil & Gas - Exploration & Production                 1.1
            Investment Banks/Brokerage                           1.0
            Building Material Group                              1.0
            Retail - General Merchandising                       1.0
            Shoes                                                1.0
            Insurance - Multi-Line Companies                     1.0
            Other                                                8.6
                                                                ----
                                                                99.8%
                                                                ====






USAA EMERGING MARKETS FUND
NOTES TO PORTFOLIO OF INVESTMENTS

May 31, 1999


GENERAL NOTES

Market values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets. Investments in foreign securities were 3.9% of net assets at May 31, 1999.

ADR - American Depositary Receipts are receipts issued by a U.S. Bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

GDR - Global Depositary Receipts are receipts issued by a U.S. or foreign bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

SPECIFIC NOTES

(a) Illiquid security valued using methods determined by the Manager under the general supervision of the Board of Trustees. At May 31, 1999, these securities represented 5.8% of the Fund's net assets.

(b) On January 12, 1998, the company filed for liquidation. Trading of the security has ceased on the local exchange, accordingly the Manager has determined to value the security at $0 and to record the full amount of the loss.

* Non-income producing security.



See accompanying notes to financial statements.






USAA EMERGING MARKETS FUND
STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

May 31, 1999


ASSETS

   Investments in securities, at market value
     (identified cost of $282,938)                                   $  275,671
   Cash                                                                      19
   Cash denominated in foreign currencies (identified cost of $398)         288
   Receivables:
      Capital shares sold                                                    14
      Dividends                                                           1,341
      Securities sold                                                     1,084
                                                                     -----------
         Total assets                                                   278,417
                                                                     -----------

LIABILITIES

   Securities purchased                                                   1,774
   Unrealized depreciation on foreign currency contracts held,
     at value                                                                 2
   USAA Investment Management Company                                       242
   USAA Transfer Agency Company                                               9
   Accounts payable and accrued expenses                                     50
                                                                     -----------
         Total liabilities                                                2,077
                                                                     -----------
            Net assets applicable to capital shares outstanding      $  276,340
                                                                     ===========

REPRESENTED BY:

   Paid-in capital                                                   $  356,051
   Accumulated undistributed net investment income                        2,273
   Accumulated net realized loss on investments                         (74,569)
   Net unrealized depreciation of investments                            (7,267)
   Net unrealized depreciation on foreign currency translations            (148)
                                                                     -----------
            Net assets applicable to capital shares outstanding      $  276,340
                                                                     ===========
   Capital shares outstanding, unlimited number of shares authorized,
      no par value                                                       32,560
                                                                     ===========
   Net asset value, redemption price, and offering price per share   $     8.49
                                                                     ===========


See accompanying notes to financial statements.






USAA EMERGING MARKETS FUND
STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended May 31, 1999


Net investment income:
   Income:
      Dividends (net of foreign taxes withheld of $502)               $   4,786
      Interest                                                              634
                                                                      ----------
         Total income                                                     5,420
                                                                      ----------
   Expenses:
      Management fees                                                     2,409
      Transfer agent's fees                                                 282
      Custodian's fees                                                      247
      Postage                                                                26
      Shareholder reporting fees                                             13
      Trustees' fees                                                          4
      Registration fees                                                      33
      Professional fees                                                      38
      Other                                                                  12
                                                                      ----------
         Total expenses                                                   3,064
                                                                      ----------
            Net investment income                                         2,356
                                                                      ----------
Net realized and unrealized gain (loss) on investments
   and foreign currency:
   Net realized loss on:
      Investments                                                       (46,281)
      Foreign currency transactions                                        (249)
   Change in net unrealized appreciation/depreciation of:
      Investments                                                        29,895
      Foreign currency translations                                         (49)
                                                                      ----------
            Net realized and unrealized loss                            (16,684)
                                                                      ----------
Decrease in net assets resulting from operations                      $ (14,328)
                                                                      ==========


See accompanying notes to financial statements.







USAA EMERGING MARKETS FUND
STATEMENTS OF CHANGES IN NET ASSETS
(IN  THOUSANDS)

Years ended May 31,


                                                            1999         1998
                                                         -----------------------
From operations:
   Net investment income                                 $   2,356    $   2,298
   Net realized loss on investments                        (46,281)     (27,398)
   Net realized gain (loss) on foreign currency
     transactions                                             (249)          87
   Change in net unrealized appreciation/depreciation of:
      Investments                                           29,895      (45,886)
      Foreign currency translations                            (49)         (93)
                                                         -----------------------
      Decrease in net assets resulting from operations     (14,328)     (70,992)
                                                         -----------------------
Distributions to shareholders from:
   Net investment income                                    (2,363)          (4)
                                                         -----------------------
   Net realized gains                                           -        (2,257)
                                                         -----------------------
From capital share transactions:
   Proceeds from shares sold                                42,836      306,644
   Shares issued for dividends reinvested                      416        1,180
   Cost of shares redeemed                                 (45,109)     (35,327)
                                                         -----------------------
      Increase (decrease) in net assets from
         capital share transactions                         (1,857)     272,497
                                                         -----------------------
Net increase (decrease) in net assets                      (18,548)     199,244
Net assets:
   Beginning of period                                     294,888       95,644
                                                         -----------------------
   End of period                                         $ 276,340    $ 294,888
                                                         =======================
Accumulated undistributed net investment income:
   End of period                                         $   2,273    $   2,374
                                                         =======================
Change in shares outstanding:
   Shares sold                                               5,714       27,820
   Shares issued for dividends reinvested                       51           97
   Shares redeemed                                          (6,061)      (3,358)
                                                         -----------------------
      Increase (decrease) in shares outstanding               (296)      24,559
                                                         =======================


See accompanying notes to financial statements.







USAA EMERGING MARKETS FUND
NOTES TO FINANCIAL STATEMENTS

May 31, 1999


(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA INVESTMENT TRUST (the Trust), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company organized as a Massachusetts business trust consisting of eleven separate funds. The information presented in this annual report pertains only to the USAA Emerging Markets Fund (the Fund). The Fund's investment objective is capital appreciation. USAA Investment Management Company (the Manager) seeks to achieve this objective by investing the Fund's assets mostly in equity securities of emerging market companies. The Fund concentrates its investments in securities of companies in emerging market countries, which may have limited or developing capital markets. Such investments may involve greater risks than investments in developed markets, and political, social, or economic changes in these markets may cause the prices of such investments to be volatile.

A. Security valuation - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange. Portfolio securities traded primarily on foreign securities exchanges are generally valued at the closing values of such securities on the exchange where primarily traded. If no sale is reported, the average of the bid and asked prices is generally used depending upon local custom or regulation.

2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

3. Securities purchased with maturities of 60 days or less are stated at amortized cost which approximates market value.

4. Securities which cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Trustees.

B. Federal taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required. As a result of certain permanent differences between book and tax basis accounting, reclassifications were made to the statement of assets and liabilities to increase accumulated undistributed net investment income by $155,000, to increase accumulated net realized loss on investments by $161,000, and to increase paid-in capital by $6,000.

C. Investments in securities - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded on the accrual basis. Discounts and premiums on short-term securities are amortized over the life of the respective securities.

D. Foreign currency translations - The assets of the Fund may be invested in the securities of foreign issuers. Since the accounting records of the Fund are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following basis:

1.  Market value of securities, other  assets,  and  liabilities  at  the   mean
between the bid and asked translation rates of such currencies against U.S. dollars on a daily basis.

2. Purchases and sales of securities, income, and expenses at the rate of exchange obtained from an independent pricing service on the respective dates of such transactions.

Net realized and unrealized foreign currency gains/losses occurring during the holding period of investments are a component of realized gain/loss on investments and unrealized appreciation/depreciation on investments, respectively.

Net realized foreign currency gains/losses arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. Net realized foreign currency gains/losses have been reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the statement of assets and liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in the exchange rate.

E. Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINES OF CREDIT

The Fund participates with other USAA funds in three joint short-term revolving loan agreements totaling $850 million, two with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($250 million committed and $500 million uncommitted), and one with Bank of America ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under both agreements with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with Bank of America, the Fund may borrow from Bank of America, at Bank of America's borrowing rate plus a markup, an amount which, when added to outstanding borrowings under the CAPCO agreements, does not exceed 25% of the Fund's total assets. The Fund had no borrowings under either of these agreements during the year ended May 31, 1999.

(3) DISTRIBUTIONS

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. At May 31, 1999, the Fund had capital loss carryovers for federal income tax purposes of approximately $73.4 million which, if not offset by subsequent capital gains, will expire between 2006-2008. It is unlikely that the Trust's Board of Trustees will authorize a distribution of capital gains realized in the future until the capital loss carryovers have been utilized or expire.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of securities, excluding short-term securities, for the period ended May 31, 1999, were $201.6 million and $192.0 million, respectively.

Gross unrealized appreciation and depreciation of investments at May 31, 1999, was $33.5 million and $40.8 million respectively.


(5) FOREIGN CURRENCY CONTRACTS

A forward currency contract (currency contract) is a commitment to purchase or sell a foreign currency at a specified date, at a negotiated price. The Fund currently enters into currency contracts only in connection with the purchase or sale of a security denominated in a foreign currency. These contracts allow the Fund to "lock in" the U.S. dollar price of the security. Currency contracts are valued on a daily basis using foreign currency exchange rates obtained from an independent pricing service. Risks of entering into currency contracts include the potential inability of the counterparty to meet the terms of the contract and the Fund giving up the opportunity for potential profit.

At May 31, 1999, the terms of open foreign currency contracts were as follows (in thousands):

Foreign Currency Contracts to Buy:

--------------------------------------------------------------------------------
                         U.S. Dollar
 Exchange  Contracts to  Value as of   In Exchange     Unrealized    Unrealized
   Date      Receive       5/31/99   for U.S. Dollar  Appreciation  Depreciation
--------------------------------------------------------------------------------
 6/01/99       467          $ 75          $ 75            $ -           $ -
        South African Rand
--------------------------------------------------------------------------------
 6/01/99      2,011          323           323              -             -
        South African Rand
--------------------------------------------------------------------------------
                            $398          $398            $ -           $ -
================================================================================

Foreign Currency Contracts to Sell:

--------------------------------------------------------------------------------
                         U.S. Dollar
 Exchange  Contracts to  Value as of   In Exchange     Unrealized    Unrealized
   Date       Deliver      5/31/99   for U.S. Dollar  Appreciation  Depreciation
--------------------------------------------------------------------------------
 6/01/99    240,607,373     $591          $589            $ -          $ (2)
           Turkish Lira
================================================================================

(6) TRANSACTIONS WITH MANAGER

A. Management fees - USAA Investment Management Company carries out the Fund's investment policies and manages the Fund's portfolio. The Fund's management fees are computed at 1% of its annual average net assets.

B. Transfer agent's fees - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $26 per shareholder account plus out-of-pocket expenses.

C. Underwriting services - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best efforts basis. The Manager receives no commissions or fees for this service.

(7) TRANSACTIONS WITH AFFILIATES

USAA Investment Management Company is indirectly wholly owned by United Services Automobile Association (the Association), a large, diversified financial services institution. At May 31, 1999, the Association and its affiliates owned
26.4 million shares (81.0%) of the Fund.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(8) YEAR 2000 (UNAUDITED)

Like other mutual funds, the Fund could be adversely affected if the computer systems used by the Manager and the Fund's other service providers are not able to perform their intended functions effectively after 1999 because of the inability of computer software to distinguish the year 2000 from the year 1900. The Manager is taking steps to address this potential year 2000 problem with respect to the computer systems that they use and to obtain satisfactory assurances that the comparable steps are being taken by the Fund's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund from this problem.

(9) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:


                                                                             Seven-month
                                                                             Period Ended
                                             Year Ended May 31,                 May 31,
                               ----------------------------------------------------------
                                  1999        1998        1997        1996       1995*
                               ----------------------------------------------------------

Net asset value at
   beginning of period         $   8.98    $  11.53    $  11.13    $   9.77    $  10.00
Net investment
   income (loss)                    .08         .07         .01        (.01)(b)     .03(b)
Net realized and unrealized
   gain (loss)                     (.50)      (2.44)        .89        1.60        (.26)
Distributions from net
   investment income               (.07)         -           -         (.01)         -
Distributions of realized
   capital gains                     -         (.18)       (.50)       (.22)         -
                               -----------------------------------------------------------
Net asset value at
   end of period               $   8.49    $   8.98    $  11.53    $  11.13    $   9.77
                               ===========================================================

Total return (%)**                (4.63)     (20.97)       8.69       16.93       (2.30)
Net assets at end
   of period (000)             $276,340    $294,888    $ 95,644    $ 51,315    $ 22,914
Ratio of expenses to
   average net assets (%)          1.27        1.31        1.81        2.27        2.50(a)
Ratio of expenses to
   average net assets,
   excluding
   reimbursements (%)              N/A         N/A         N/A         N/A         2.60(a)
Ratio of net investment
   income (loss) to average
   net assets (%)                   .98         .88         .03        (.08)        .53(a)
Portfolio turnover (%)            83.84       41.23       61.21       87.98       34.87



 * Fund commenced operations November 7, 1994.
 **Assumes reinvestment of all dividend income and  capital  gain  distributions during the period.
(a)Annualized. The ratio is not necessarily indicative of 12 months of operations.
(b)Calculated using weighted average shares.









TRUSTEES
Robert G. Davis, Chairman of the Board
Michael J.C. Roth, President and Vice Chairman of the Board
John W. Saunders, Jr., Vice President
Barbara B. Dreeben
Howard L. Freeman, Jr.
Robert L. Mason
Richard A. Zucker

INVESTMENT ADVISER, UNDERWRITER AND DISTRIBUTOR
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, Texas 78288

TRANSFER AGENT
USAA Shareholder Account Services
9800 Fredericksburg Road
San Antonio, Texas 78288

CUSTODIAN
State Street Bank and Trust Company
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL
Goodwin, Procter & Hoar LLP
Exchange Place
Boston, Massachusetts 02109

INDEPENDENT AUDITORS
KPMG LLP
112 East Pecan, Suite 2400
San Antonio, Texas 78205

Telephone Assistance
Call toll free - Central Time
Monday - Friday 7:30 a.m. to 8:00 p.m.
Saturdays 8:30 a.m. to 5:00 p.m.

For Additional Information On Mutual Funds
1-800-531-8181, (in San Antonio) 456-7211
For account servicing, exchanges or redemptions
1-800-531-8448, (in San Antonio) 456-7202

Recorded Mutual Fund Price Quotes
24-Hour Service (from any phone)
1-800-531-8066, (in San Antonio) 498-8066

Mutual Fund USAA TouchLine(Registered Trademark)
(from Touchtone phones only)
For account balance, last transaction or fund prices
1-800-531-8777, (in San Antonio) 498-8777